Net financial income (loss)	12 Months Ended
Dec. 31, 2021
Income, expense, gains or losses of financial instruments [abstract]
Net financial income (loss)	Net financial income (loss)

	For the years ended December 31,
(in thousands of euros)	2021	2020	2019
Income from cash and cash equivalents	—	—	105
Foreign exchange gains	6,347	104	599
Other financial income	13	97	133
Total financial income	6,360	201	837
Interest cost	(383)	4,676	(4,434)
IFRS 16 related interests	(288)	(333)	(359)
Foreign exchange losses	(109)	(1,697)	(176)
Total financial expenses	(780)	2,646	(4,970)
Net financial income (loss)	5,580	2,847	(4,133)

For the year ended December 31, 2021, the interest cost was a negative net amount of €383 thousands, mainly due to the EIB loan interest and discounting impact (see Note 12.1 Conditional advance, bank loan and loans from government and public authorities) which was a net income of €4.2 million in 2021 as a result of the EIB royalties sales reforecast catch up effect and the accretion of the debt cost, offset by €1.8 million impact of EIB fixed interest cost.

For the year ended December 31, 2020, the interest cost was a positive net amount of €4.7 million, substantially due to the EIB loan interests and discounting impact (see Note 12.1 Conditional advance, bank loan and loans from government and public authorities) which was a net income of €4.8 million in 2020 as a result of the EIB royalties sales reforecast catch up effect and the accretion of the debt cost, offset by €1.7 million impact of EIB fixed interest cost.

In 2021, the Company had foreign exchange gains for the total amount of €6.3 million. This impact was primarily arising from the foreign exchange gains realized by the Company related to the HSBC bank account denominated in U.S. dollars.

In 2020, the Company had foreign exchange losses for the total amount of €1.7 million. This impact was first arising from retaining $113.3 million from the gross proceeds of the global offering in a US dollar bank account.